UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2025
CAVCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3636 North Central Avenue, Suite 1200
Phoenix	Arizona	85012
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	CVCO	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2025, the Board of Directors (the “Board”) of Cavco Industries, Inc. (“Cavco” or the “Company”) increased the size of the Board from 7 to 8 directors and appointed Lisa L. Daniels as a Class II director of the Company, with an initial term expiring at the 2026 annual meeting of the Company’s stockholders.

Ms. Daniels has been appointed to the Audit Committee and Corporate Governance and Nominating Committee of the Board effective October 27, 2025. As compensation for her service on the Board, Ms. Daniels will participate in the Company’s non-employee director compensation policy as in effect, pro-rated for the current fiscal year. In addition, Ms. Daniels will enter into a standard indemnification agreement in the form previously approved by the Board.

There are no arrangements or understandings between Ms. Daniels, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Ms. Daniels was selected as a director. There are no related party transactions between the Company and Ms. Daniels (or any of her immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Ms. Daniels does not have any family relationships with any of the Company’s directors or executive officers.

Item 7.01    Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Ms. Daniels is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Seth Schuknecht
Seth Schuknecht
Executive Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

Date:	October 28, 2025